UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2007

Neuro-Hitech, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33426	20-4121393
(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, Suite 1503, New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 594-1215
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01. Other Events.

Neuro-Hitech, Inc. (the “Company”) was approved for listing on The NASDAQ Capital Market under the symbol “NHPI.” As a result, trading in the Company common stock began on the NASDAQ Capital Market effective as of the opening of the markets on Tuesday, April 24, 2007.

Mr. Seltzer and Mr. Kestenbaum agreed to surrender all of their shares of Class A Common Stock to the Company for cancellation effective immediately prior to the listing of the Company’s common stock on the NASDAQ Capital Market. No shares of Company Class A common stock remain outstanding.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated April 23, 2007 issued by Neuro-Hitech, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURO-HITECH, INC.

Date: April 24, 2007	By:	/s/ David Barrett
David Barrett
Chief Financial Officer